Exhibit 99.09

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by Onslow Bay Financial LLC through a bulk purchase. The review included a total of 122 newly originated residential mortgage loans acquired through a bulk purchase in connection with the securitization identified as OBX 2025-NQM20 (the “Securitization”). The Review was conducted from December 2024 through October 2025 on mortgage loans originated between December 2024 and August 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

o	The consumer’s debt obligations, alimony, child support; and

o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
iv.	Confirm a full three (3) day rescission period was provided to the borrower

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (122 loans in total):

Sixty-one (61) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Three (3) loans had a Secondary Appraisal, six (6) loans had an AVM, and seventy-two (72) loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then an additional valuation product was completed. There were zero (0) occurrences of this.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one hundred twenty-two (122) mortgage loans reviewed, seventy-eight (78) unique mortgage loans (63.93% by loan count) had a total of two hundred thirty-two (232) discrepancies across forty-five (45) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	24	10.34%
PITIA	24	10.34%
Qualifying Total Reserves Number of Months	20	8.62%
QUALIFYING RENT	18	7.76%
HAZARD INSURANCE PREMIUM	16	6.90%
Application Date	10	4.31%
Property Value	9	3.88%
DSCR	8	3.45%
MIN No	8	3.45%
T & I Payment	8	3.45%
Qualifying Total Monthly Liabilities	7	3.02%
Total Qualified Assets Available	7	3.02%
Verified Doc Type	7	3.02%
Total Liquid Assets Available For Close	6	2.59%
Mo Pymt (P&I)	5	2.16%
Property Type	5	2.16%
Borrower Appraisal Receipt Date	5	2.16%
Originator Doc Type	5	2.16%
Qualifying FICO	4	1.72%
TAXES	3	1.29%
ULI	3	1.29%
Cash Disbursement Date	3	1.29%
Property County	2	0.86%
Borrower 1 Total Years Employment/Self-Employment Verified	2	0.86%

Months Reserves	2	0.86%
CASH OUT AMOUNT	2	0.86%
Maturity Date	1	0.43%
First Payment Date	1	0.43%
Qualifying Total Debt Income Ratio	1	0.43%
LOAN PURPOSE	1	0.43%
P&I	1	0.43%
Cash out Include Debt Paid at Close	1	0.43%
Borrower 1 Qualifying Income	1	0.43%
Qualifying CLTV	1	0.43%
Escrows	1	0.43%
Prepymt - May/Will Not Penalty	1	0.43%
Seller Name	1	0.43%
Qualifying Housing Debt Income Ratio	1	0.43%
Number of Units	1	0.43%
Qualifying LTV	1	0.43%
Qualifying Monthly P&I Amount	1	0.43%
QM Qualifying Total Debt Income Ratio	1	0.43%
As-Is Value	1	0.43%
All Borrower Total Income	1	0.43%
Prepayment Penalty	1	0.43%
Grand Total	232	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	116	$49,623,517.00	95.08%
Event Grade B	6	$2,778,400.00	4.92%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	122	$52,401,917.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	119	97.54%
Event Grade B	3	2.46%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	122	100.00%

Compliance Results (As applicable, 88 loans within population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	33	97.06%
Event Grade B	1	2.94%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	34	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	120	98.36%
Event Grade B	2	1.64%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	122	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	56
		CLOSING DISCLOSURE/SETTLEMENT STATEMENT MISSING OR DEFECTIVE	14
		LOAN AGREEMENT MISSING OR DEFECTIVE	13
		Borrower 1 Gap Credit Report is Missing	11
		Third Party Fraud Report not Provided	9
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	7
		SUBJECT PROPERTY LEASE - MISSING OR DEFECTIVE	7
		BACKGROUND CHECK MISSING OR DEFECTIVE	7
		ASSET DOCUMENTATION AGED	6
		Guideline Seasoning not Met	6
		ENTITY DOCUMENTATION - MISSING OR DEFECTIVE	6
		TITLE INSURANCE MISSING OR DEFECTIVE	6
		Closing Protection Letter Missing or Defective	6
		GUARANTOR IDENTIFICATION MISSING OR DEFECTIVE	6
		Asset Qualification Does Not Meet Guideline Requirements	5
		Housing History Does Not Meet Guideline Requirements	5
		Hazard Insurance Missing or Defective	5
		Asset Documentation Missing or Defective	5
		VERIFICATION OR MORTGAGE MISSING OR DEFECTIVE	5
		CLOSING DOCUMENTATION MISSING OR DEFECTIVE	5
		Approval/Underwriting Summary Not Provided	5
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	4
		TITLE INSURANCE COVERAGE - INADEQUATE COVERAGE	4

Missing VOM or VOR	4
Assets do not meet guideline requirements	4
APPRAISAL REVIEW - MISSING	4
W-9 MISSING OR DEFECTIVE	3
DSCR Minimum Not Met	3
NOTE MISSING OR DEFECTIVE	3
Income and Employment Do Not Meet Guidelines	3
MARKET RENT - MISSING OR DEFECTIVE	3
LOAN APPLICATION MISSING OR DEFECTIVE	2
RELEASE OF LIEN/SUBORDINATION AGREEMENT/SATISFACTION MISSING OR DEFECTIVE	2
Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	2
Borrower 1 3rd Party VOE Prior to Close Missing	2
Borrower 1 CPA Letter Missing	2
Missing Letter of Explanation (Credit)	2
Asset 3 Does Not Meet Guideline Requirements	1
Purchase Contract is Missing	1
PAYOFF STATEMENT MISSING OR DEFECTIVE	1
HO-6 Insurance Policy is Missing	1
The Note is Missing	1
HO6 Master Insurance Policy is Missing	1
Audited CLTV Exceeds Guideline CLTV	1
BACKGROUND REPORT AGED	1
PUD Rider is Missing	1
EXCESSIVE LTV, ARLTV, OR LTC RATIO	1

Audited HCLTV Exceeds Guideline HCLTV	1
FIRST PAYMENT LETTER MISSING OR DEFECTIVE	1
Title Document Missing	1
ATR: Current Employment Not Verified	1
ATR: Reasonable Income or Assets Not Considered	1
Flood Insurance Policy Missing	1
Borrower 2 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
Borrower 2 CPA Letter Missing	1
Property Title Issue	1
Missing Closing/Final Verbal VOE	1
Purchase Contract is Incomplete	1
Missing explanation and supporting documentation for large deposit(s)	1
ATR Risk	1
Missing income documentation	1
The Initial 1003 is Missing	1
Asset General	1
Audited LTV Exceeds Guideline LTV	1
Borrower 1 YTD Profit & Loss Missing	1
Borrower 2 Gap Credit Report is Missing	1
Deed Missing or Defective	1
Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
MORTGAGE PAYMENT HISTORY MISSING OR DEFECTIVE	1
ESTOPPEL CERTIFICATE MISSING OR DEFECTIVE	1
CREDIT REPORT MISSING OR DEFECTIVE	1

		INSUFFICIENT OWNERSHIP PERCENTAGE	1
		Total Credit Grade (A) Exceptions:	277
	B	Delinquent Credit History Does Not Meet Guideline Requirements	1
		INSUFFICIENT ASSETS TO CLOSE	1
		ENTITY DOCUMENTATION - MISSING OR DEFECTIVE	1
		Total Credit Grade (B) Exceptions:	3
Compliance	A	No Compliance Findings	17
		eSigned Documents Consent is Missing	8
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	7
		Charges That Cannot Increase Test	3
		Charges That In Total Cannot Increase More Than 10% Test	2
		Higher-Priced Mortgage Loan Test	2
		Lender Credits That Cannot Decrease Test	2
		Missing Initial Escrow Disclosure	1
		Revised Loan Estimate Delivery Date Test (prior to consummation)	1
		NJ HOSA 2004 High-Cost Home Loan Points and Fees Threshold Test	1
		Intent to Proceed is Missing	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Homeownership Counseling Disclosure Is Missing	1
		Missing Required Affiliated Business Disclosure	1
		MD COMAR Higher-Priced Mortgage Loan Test	1
		Initial Closing Disclosure Delivery Date Test	1
		Missing Credit Score Disclosure (FACTA)	1
		TRID: Missing Loan Estimate	1

		Missing evidence of rate lock	1
		Missing Flood Hazard Notice	1
		Total Compliance Grade (A) Exceptions:	54
	B	Charges That Cannot Increase Test	1
		Total Compliance Grade (B) Exceptions:	1
Property	A	No Property Findings	28
		APPRAISAL REVIEW - MISSING	7
		Hazard Insurance Missing or Defective	5
		Third Party Valuation Product Not Provided within 10% Tolerance	4
		Appraisal is Missing	3
		APPRAISAL MISSING OR DEFECTIVE	3
		SUBJECT PROPERTY LEASE - MISSING OR DEFECTIVE	2
		FLOOD CERT OR EVIDENCE NOT IN A FLOOD ZONE MISSING	1
		The appraiser was not licensed (Primary Value)	1
		Condo Approval Missing	1
		HOA Questionnaire is Missing	1
		Property Issue(s) are Present	1
		Total Property Grade (A) Exceptions:	57
	B	Property Issue(s) are Present	1
		Ineligible Appraiser	1
		Total Property Grade (B) Exceptions:	2

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.